UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported): August 10, 2015

Xenon Pharmaceuticals Inc.
(Exact Name of Registrant as Specified in Charter)

Canada	001-36687	98-0661854
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200-3650 Gilmore Way Burnaby, British Columbia V5G 4W8 Canada
(Address of principal executive offices including zip code)

(604) 484-3300
(Registrant's telephone number, including area code)

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On August 10, 2015, Xenon Pharmaceuticals Inc. (the "Company") announced via press release the Company's financial results for the three and six month periods ended June 30, 2015. A copy of the Company's press release is attached hereto as Exhibit 99.1. The information in this Form 8‑K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the attached exhibit is deemed to have been furnished to, but not filed with, the Securities and Exchange Commission:

Exhibit Number	Description
99.1	Press Release issued by Xenon Pharmaceuticals Inc. dated August 10, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2015	Xenon Pharmaceuticals Inc.
	By:	/s/ IAN MORTIMER Ian Mortimer Chief Financial Officer and Chief Operating Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by Xenon Pharmaceuticals Inc. dated August 10, 2015.